Exhibit 32.1

Statement of Chief Executive Officer Pursuant to 18 U.S.C. ss. 1350


      In connection with the Annual Report of Highlands Bankshares, Inc. (the "Company") on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the chief executive officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2003, that:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                         /s/ C. E. PORTER
                                         -------------------------
                                         C. E. Porter
                                         Chief Executive Officer





Date:  March  24, 2006